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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 22, 2001 included in E.piphany's Form 10K for the year ended December 31, 2000.



San Jose, California                               /s/ Arthur Andersen LLP
April  25, 2001